UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into A Material Definitive Agreement.

 Consistent with the Current Report on Form 8-K filed on January 30, 2017 by Broadwind Energy, Inc., a Delaware corporation (the “Company”), on February 1, 2017, the Company entered into a Membership Interest Purchase Agreement (the “Agreement”), with the members of Red Wolf Company, LLC, a North Carolina limited liability company (“Red Wolf”), pursuant to which the Company acquired all of the outstanding equity interests in Red Wolf (the “Acquisition”) from the members of Red Wolf (the “Sellers”).  As a result of the closing of the Acquisition on February 1, 2017, Red Wolf is now a wholly-owned subsidiary of the Company.

The Agreement provides for the payment of $16.5 million in cash at closing, a portion of which was applied to pay off Red Wolf’s outstanding indebtedness.  The purchase price is subject to a customary net working capital adjustment and an earn-out structure under which the Sellers may become entitled to contingent consideration of up to $9.9 million, payable in cash and, at the election of the Company, up to 50% in the form of shares of the Company’s common stock.

 The Agreement includes customary representations, warranties, covenants and indemnities by the parties.

The Company does not have any material relationships with Red Wolf or the Sellers, other than with respect to the Agreement.

The foregoing summary of the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

A  copy of the press release issued by the Company announcing the foregoing is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

 The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)      Financial statements as required by Regulation S-X shall be subsequently filed by amendment within 71 calendar days of the due date of this Current Report on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K

(d)      Exhibits

EXHIBIT NUMBER	DESCRIPTION
2.1	Membership Interest Purchase Agreement dated as of February 1, 2017, by and among the Company, Christopher J. Brice, Lewis J. Hendrix and Kimberley M. Sutton*
99.1	Press Release dated February 1, 2017

*All schedules and certain exhibits to the Agreement have been omitted from the filed copy of the Agreement pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish, supplementally, a copy of such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

February 1, 2017	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Membership Interest Purchase Agreement dated as of February 1, 2017, by and among the Company, Christopher J. Brice, Lewis J. Hendrix and Kimberley M. Sutton*
99.1	Press Release dated February 1, 2017

*All schedules and certain exhibits to the Agreement have been omitted from the filed copy of the Agreement pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish, supplementally, a copy of such schedules and exhibits to the Securities and Exchange Commission upon request.